Suspended Exploratory Well Costs	12 Months Ended
Dec. 31, 2013
Extractive Industries [Abstract]
Suspended Exploratory Well Costs

NOTE 7. — SUSPENDED EXPLORATORY WELL COSTS

In November 2013, the Company achieved both its primary and secondary drilling objectives for the Oyo-7 well. The primary drilling objective was to establish production from the existing Pliocene reservoir. The secondary drilling objective was to confirm the presence of hydrocarbons in the deeper Miocene formation. Hydrocarbons were encountered in three Miocene intervals totaling approximately 65 feet, as interpreted by the logging-while-drilling (“LWD”) data. Management is making plans to further explore the Miocene formation in future wells. The Company’s suspended exploratory well costs were $26.5 million at December 31, 2013 for the costs related to the Miocene exploratory drilling activities. The Company did not have any suspended exploratory well costs at December 31, 2012.